                                 SCHEDULE 14A
                                 (Rule 14a-101)
                    Information Required in Proxy Statement
                            Schedule 14A Information

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement         [  ]  Confidential, for Use of the Commission
[ ]    Definitive Proxy Statement                Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to
       (S)240.14a-11(c) or (S)240.14a-12

                           HDS NETWORK SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

                           Nancy D. Weisberg, Esquire
                           MCCAUSLAND, KEEN & BUCKMAN
                                  Radnor Court
                       259 Radnor-Chester Road, Suite 160
                        Radnor, Pennsylvania  19087-5240
                                (610)  341-1000
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     ...........................................................................
     (2)  Aggregate number of securities to which transaction applies:
     ...........................................................................
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and determined):
     ...........................................................................
     (4)  Proposed maximum aggregate value of transaction:
     ...........................................................................
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
     ...........................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
     ..........................................................................
     (2)  Form, Schedule or Registration Statement No.:
      ..........................................................................
     (3)  Filing Party:
      ..........................................................................
     (4)  Date Filed:
      ..........................................................................

                           HDS NETWORK SYSTEMS, INC.
                               400 FEHELEY DRIVE
                      KING OF PRUSSIA, PENNSYLVANIA 19406




                                                    June 27, 1997


TO OUR STOCKHOLDERS:

     You are cordially invited to attend a Special Meeting of Stockholders to be held on July 30, 1997, at 10:00 a.m., at the offices of the Company, 400 Feheley Drive, King of Prussia, Pennsylvania 19406.

     The accompanying Notice of Meeting and Proxy Statement describe the matters to be acted upon at the Special Meeting. Your participation in the activities of the Company is important, regardless of the number of shares you hold.

     To ensure that your shares are represented at the Special Meeting, whether or not you are able to attend, please complete the enclosed proxy and return it to us in the postage-paid envelope.

     I hope you will attend the Special Meeting.


                                    Sincerely,


                                    Arthur R. Spector
                                    Chairman of the Board

                           HDS NETWORK SYSTEMS, INC.
                           -------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                 JULY 30, 1997
                            ----------------------


TO THE STOCKHOLDERS:

     The Special Meeting of the Stockholders of HDS Network Systems, Inc. (the "Company"), a Delaware corporation, will be held on July 30, 1997, at 10:00 a.m., at the offices of the Company, 400 Feheley Drive, King of Prussia, Pennsylvania, for the following purposes:

     1. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the Company's name from HDS Network Systems, Inc. to Neoware Systems, Inc.

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Stockholders of record at the close of business on June 24, 1997 are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the Special Meeting in person, but whether or not you plan to attend, please promptly sign, date and mail the enclosed proxy in the return envelope. Returning your proxy does not deprive you of the right to attend the Special Meeting and vote your shares in person.

                              By Order of the Board of Directors,


                              Scott Holland
                              Secretary

King of Prussia, Pennsylvania
June 27, 1997

                           HDS NETWORK SYSTEMS, INC.

                               =================

                                PROXY STATEMENT

                               =================

     This Proxy Statement is furnished in connection with the solicitation of proxies at the direction of the Board of Directors of HDS Network Systems, Inc. (the "Company") for use at the Special Meeting of Stockholders to be held on July 30, 1997.

     Stockholders of record at the close of business on June 24, 1997 will be entitled to vote at the Special Meeting. At the close of business on June 24, 1997, _____________ shares of the Company's $0.001 par value common stock ("Common Stock") were outstanding. A stockholder is entitled to one vote for each share of Common Stock held by such stockholder. This Proxy Statement and the enclosed form of proxy are being mailed to the Company's stockholders on or about June 27, 1997.

     Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the Meeting if the proxy is returned to the Company properly executed and in sufficient time to permit the necessary examination and tabulation before a vote is taken. A proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Company, by giving a later dated proxy, or by voting in person at the meeting. Mere attendance at the Special Meeting will not revoke the proxy. Any specific instructions indicated on your proxy will be followed. Unless contrary instructions are given, your proxy will be voted FOR each of the proposals described in this Proxy Statement and in the discretion of the proxy holders on such other business as may properly come before the Special Meeting.

     Abstentions are counted as shares present for purposes of determining the presence or absence of a quorum for the transaction of business. Brokers holding shares for beneficial owners must vote their shares according to the specific instructions they receive from the owners. If specific instructions are not received, brokers may vote these shares in their discretion, except if they are precluded from exercising their voting discretion on certain proposals pursuant to the rules of the New York Stock Exchange. In such a case, the broker may not vote on the proposal absent specific voting instructions. This results in what is known as a "broker non-vote." A broker non-vote has the effect of a negative vote when a majority of the shares issued and outstanding is required for approval of the proposal. A broker non-vote has the effect of reducing the number of required affirmative votes when a majority of the shares present and entitled to vote or a majority of the votes cast is required for approval of the proposal. Approval of the proposed amendment to the Company's Certificate of Incorporation requires the approval of a majority of the outstanding shares of Common Stock entitled to vote. Abstentions and broker non-votes will have the same effect as a vote against the proposal. The New York Stock Exchange determines whether brokers have discretionary authority to vote on a given proposal.

     The cost of proxy solicitation, including the cost of reimbursing banks and brokers for forwarding proxies and proxy statements to beneficial owners of the Common Stock, will be paid by the Company. Proxies will be solicited without extra compensation by certain officers and regular employees of the

Company by mail and, if found to be necessary, by telephone and personal interviews. All shares represented by valid proxies will be voted.

                 PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION
                            TO CHANGE CORPORATE NAME

     On ____________, 1997, the Board of Directors of the Company unanimously approved, subject to stockholder approval, a proposal to amend the Company's Certificate of Incorporation to change the Company's corporate name from HDS Network Systems, inc. to Neoware Systems, Inc. In September 1996, the Company entered into an agreement with Hitachi Data Systems Corporation ("Hitachi"), whereby the Company, among other things, agreed to sell to Hitachi all of the Company's rights in the mark "HDS" and to cancel certain petitions filed by the Company in the United States Patent and Trademark Office to cancel Hitachi's trademark registrations relating to the mark "HDS." The Board of Directors believes that the sale of the mark HDS to Hitachi was in the best interests of the Company since it avoided potentially lengthy and costly litigation over the ownership of the mark and that the new name is consistent with the nature of the Company's business.

     The affirmative vote of a majority of outstanding shares of the Company's Common Stock entitled to vote is required to approve the proposed amendment to the Company's Certificate of Incorporation. If approved by the stockholders at the Special Meeting, the new name will become effective upon the filing of an amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware. The change of corporate name will be accomplished by amending Article First of the Company's Certificate of Incorporation to read as follows:

     "First: The name of the Corporation is Neoware Systems, Inc."

     The change in corporate name will not affect the validity or transferability of stock or warrant certificates presently outstanding and the Company's stockholders will not be required to exchange their stock or warrant certificates to reflect the new name. Stockholders should keep the certificates they now hold, which will continue to be valid, and should not send them to the Company or its transfer agent.

     If approved by the stockholders, notification of the name change will be filed with the Securities and Exchange commission and the National Association of Securities Dealers, Inc. The Company has reserved the symbol "NWRE" as its new trading symbol for its Common Stock and "NWREW" as its new trading symbol for its Warrants.

BOARD RECOMMENDATION

     The Board of Directors believes that the proposed amendment to the Company's Certificate of Incorporation is in the best interests of the Company and its stockholders and unanimously recommends a vote FOR the approval of the Amendment.


                           STOCKHOLDERS PROPOSALS FOR
                              NEXT ANNUAL MEETING

     Any properly submitted proposal which a stockholder intends to present at the next Annual Meeting of Stockholders must be received by the Company by July 9, 1997 if it is to be included in the Company's proxy statement and form of proxy relating to the next Annual Meeting.

                           HDS NETWORK SYSTEMS, INC.
                                     PROXY

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY
             FOR THE SPECIAL MEETING OF STOCKHOLDERS, JULY 30, 1997

     The undersigned holder of Common Stock of HDS Network Systems, Inc. hereby appoints Michael G. Kantrowitz and Scott Holland, and each of them, proxies, with powers of substitution in each, to vote on behalf of the undersigned at the Special Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, July 30, 1997, at the Company's offices at 400 Feheley Drive, King of Prussia, Pennsylvania, and at all adjournments thereof, according to the number of shares which the undersigned would be entitled to vote if then personally present, and in their discretion upon such other business as may come before the Meeting.

     SHARES WILL BE VOTED AS INSTRUCTED, BUT IF NO INSTRUCTION IS GIVEN, SHARES WILL BE VOTED FOR THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT AND WITH DISCRETIONARY AUTHORITY ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     The undersigned acknowledges receipt of this proxy with a copy of the Notice of Special Meeting of Stockholders and the Proxy Statement of the Board
of Directors.                  (Continued, and to be signed, on the other side)

================================================================================
1. AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION TO CHANGE THE CORPORATE NAME.
            [_] FOR   [_] AGAINST   [_] ABSTAIN

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                Change of Address or [_]
                                Comments Mark Here

                                NOTE: Please sign exactly as name(s) appears hereon. Executors, administrators, trustees, etc. should give full title as such.

                                DATE: _________________________________________

                                _______________________________________________
                                                     Signature

                                _______________________________________________
                                                     Signature


VOTES MUST BE INDICATED (BLACK BOX APPEARS HERE) OR [X] IN BLACK OR BLUE INK. PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.